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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) June 15, 2005 (June 9, 2005)

                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-26230                  91-1688446
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
          (Address of principal executive offices, including zip code)

                                 (360) 253-2346
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))
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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 3.02 below. Prior to the entry into the Purchase Agreement (as defined below), there was no material relationship between the Company and the several purchasers (the "Purchasers") under the Purchase Agreement. The identity of the Purchasers and the dollar amount of their purchases of Debentures (as hereinafter defined) is set forth below:

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                                              SERIES A               SERIES B
                                            SUBSCRIPTION           SUBSCRIPTION
INVESTOR                                       AMOUNT                 AMOUNT
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                                             $550,000.00            $36,666.30
BLUEGRASS GROWTH FUND LP
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BLUEGRASS GROWTH FUND LTD                    $450,000.00            $29,999.70
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CRESTVIEW CAPITAL MASTER LLC               $4,500,000.00           $299,997.00
--------------------------------------------------------------------------------

IROQUOIS MASTER FUND LTD                   $4,000,000.00           $266,664.00
--------------------------------------------------------------------------------
                                           $8,500,000.00           $566,661.00
OMICRON MASTER TRUST
--------------------------------------------------------------------------------

SMITHFIELD FIDUCIARY LLC                   $8,500,000.00           $566,661.00
--------------------------------------------------------------------------------
CCA (US) FUND L.P., BY CRESTVIEW CAPITAL   $3,500,000.00           $233,331.00
ADVISORS, LLC, ITS GENERAL PARTNER
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                                          $30,000,000.00         $1,999,980.00
TOTAL
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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                  UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 3.02 below. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On June 9, 2005, the Company announced the closing of a new $32 million senior credit facility from several institutional lenders. The facility is comprised of $30 million of convertible debt and a $2 million term loan, both at the London Interbank Offered Rate ("LIBOR") plus 6%.

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The Company entered into a Securities Purchase Agreement (the "Purchase
Agreement"), a form of which is attached hereto as Exhibit 4.1, with each of the several lenders. Pursuant to the terms of the Purchase Agreement, the Company sold $30 million in Variable Rate Secured Convertible Debentures (the "Series A Debentures") due 60 months from the date of issuance and $2 million in Variable Rate Secured Debentures (the "Series B Debentures" and, with the Series A Debentures, the "Debentures") due 6 months from the date of issuance. A form of each of the Series A Debenture and the Series B Debenture is attached hereto as
Exhibit 4.2 and Exhibit 4.3, respectively. The Series A Debentures are convertible, at the option of the Purchasers, into shares of common stock of the Company at a conversion price of $2.00 per share, subject to adjustment.

Purchasers of the Debentures received Series A Warrants and Series B Warrants to purchase an aggregate of approximately 8.2 million shares of common stock of the Company at an exercise price of $1.75 per share, subject to adjustment, for a term of five years. A form of the Common Stock Purchase Warrant incorporating the Series A Warrant and the Series B Warrant is attached hereto as Exhibit 4.4.

In addition, the Purchasers received Series C Warrants, a form of which is attached hereto as Exhibit 4.5, which allow each Purchaser of Debentures the right to purchase a number of Series A Debentures and Series A Warrants in proportion to its initial investment in the Company. The Series C Warrants have a term of exercise equal to the earlier of (i) the 18 months anniversary of the effective date of the registration statement to be filed in connection with the Purchase Agreement and (ii) June 9, 2008.

The Company has undertaken to register all the shares of common stock underlying the Series A Debentures, the Series A Warrants and the Series B Warrants under the Securities Act of 1933, as amended, pursuant to the Registration Rights Agreement entered into with each of the several Purchasers, a form of which is attached hereto as Exhibit 4.6.

The Debentures are secured by all the assets of the Company as more fully set forth in the Security Agreement entered into with each of the several Purchasers, a form of which is attached hereto as Exhibit 4.7.

The Company used a significant portion of the loan proceeds to repay and terminate its credit facility and forbearance agreement with GE Commercial Distribution Finance Corporation and the remainder of the proceeds will be used to support its near term needs for working capital, general capital expenditures, including sufficient working capital to initiate the build out of the Phoenix mining facilities and other corporate requirements.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C)      Exhibits

4.1      Securities Purchase Agreement

4.2      Variable Rate Secured Convertible Debenture

4.3      Variable Rate Secured Debenture

4.4      Common Stock Purchase Warrant

4.5      Series C Warrant

4.6      Registration Rights Agreement

4.7      Security Agreement

99.1     Press Release issued June 9, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 15, 2005

                                       WESTERN POWER & EQUIPMENT CORP.

                                       By:  /s/ Mark J. Wright
                                          --------------------------------------
                                       Name:  Mark J. Wright
                                       Title: Chief Financial Officer






































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